UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 City West Blvd., Suite 2200 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 361-2600

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On January 23, 2009, Cal Dive International, Inc. (the “Company”) entered into a definitive stock repurchase agreement (the “Stock Repurchase Agreement”) with Helix Energy Solutions Group, Inc., its majority shareholder (“Helix”), to repurchase 13,564,669 shares of the Company’s common stock that Helix owns (the “Helix Shares”).

The Helix Shares being repurchased represent approximately 12.6% of the Company’s total shares of common stock outstanding as of January 23, 2009, and upon closing, will reduce Helix’s percentage ownership in the Company from approximately 57% to approximately 51%.

The Helix Shares are being repurchased at the purchase price of $6.34 per share, which represents an approximate 2% discount to the 30 day average trading price of the Common Stock on the New York Stock Exchange as of January 16, 2009. The total consideration to be paid by the Company to Helix in connection with the repurchase is $86,000,000.

The Company will repurchase the Helix Shares with available borrowings under its revolving credit facility, and expects the transaction to close on or before January 30, 2009. Upon consummation of the repurchase, the Company intends to cancel the Helix Shares, at which time they will cease to be outstanding.

The foregoing description of the Stock Repurchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Stock Repurchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Stock Repurchase Agreement has been included to provide investors with information regarding its terms, and is not intended to provide any other factual information about any of the parties thereto.

On January 25, 2009, the Company issued a press release announcing its entry into the Stock Repurchase Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01

Regulation FD Disclosure.

The following information is being provided under this Current Report on Form 8-K, Item 7.01, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On January 25, 2009, the Company issued a press release announcing the transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

10.1	Stock Repurchase Agreement, dated January 23, 2009, between Cal Dive International, Inc. and Helix Energy Solutions Group, Inc.

99.1	Press release by Cal Dive International, Inc. dated January 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ G. Kregg Lunsford
G. Kregg Lunsford Executive Vice President, Chief Financial Officer and Treasurer

Date:   January 26, 2009

Index to Exhibits

Exhibit No.	Description

10.1	Stock Repurchase Agreement, dated January 23, 2009, between Cal Dive International, Inc. and Helix Energy Solutions Group, Inc.

99.1	Press release by Cal Dive International, Inc. dated January 25, 2009.